 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 14, 2022

KITE REALTY GROUP TRUST
(Exact name of registrant as specified in its charter)

Maryland	1-32268	11-3715772
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)

30 S. Meridian Street
Suite 1100
Indianapolis, IN 46204
(Address of principal executive offices) (Zip Code)

(317) 577-5600
(Registrant's telephone number including area code)

Not applicable
(Former name or former address, if changed since last report)

    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol
Common Shares, $0.01 par value per share	KRG	New York Stock Exchange

    Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

    Emerging growth company ☐

    If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure
Kite Realty Group Trust (the “Company”) intends to distribute copies of certain materials (the “Materials”) to analysts, institutional investors and other persons in connection with meetings to be held by the Company. A copy of these Materials is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein solely for purposes of this Item 7.01 disclosure.

This presentation, together with other statements and information publicly disseminated by us, contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such statements are based on assumptions and expectations that may not be realized and are inherently subject to risks, uncertainties and other factors, many of which cannot be predicted with accuracy and some of which might not even be anticipated. Future events and actual results, performance, transactions or achievements, financial or otherwise, may differ materially from the results, performance, transactions or achievements, financial or otherwise, expressed or implied by the forward-looking statements.

Currently, one of the most significant factors that could cause actual outcomes to differ materially from the forward-looking statements is the potential adverse effect of the current pandemic of the novel coronavirus, or COVID-19, including possible resurgences, variants, and mutations on the financial condition, result of operations, cash flows and performance of the Company and its tenants, the real estate market and the global economy and financial markets. COVID-19 has impacted us and our tenants significantly, and the extent to which it will continue to impact us and our tenants will depend on future developments, which are highly uncertain and cannot be predicted with confidence, including the scope, severity and duration of the pandemic, treatment developments, public adoption rates of COVID-19 vaccines, including booster shots, and their effectiveness against variants of COVID-19, such as Delta and Omicron, the direct and indirect economic effects of the pandemic and containment measures, and potential sustained changes in consumer bheavior, among others. Moreover, investors are cautioned to interpret many of the risks identified under the section titled Risk Factors in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020 as being heightened as a result of the ongoing and numerous adverse impacts of the COVID-19 pandemic.

Additional risks, uncertainties and other factors that might cause such differences, some of which could be material, include but are not limited to: the risks associated with the merger with Retail Properties of America, Inc. ("RPAI"), including the integration of the business of the combined company, the ability to achieve expected synergies or cost savings and potential hat disruptions to the Company's plans and operations; national and local economic, business, real estate and other market conditions, particularly in connection with low or negative growth in the U.S. economy as well as economic uncertainty; financing risks, including the availability of, and costs associated with, sources of liquidity; the Company’s ability to refinance, or extend the maturity dates of, the Company’s indebtedness; the level and volatility of interest rates; the financial stability of tenants, including their ability to pay rent and the risk of tenant insolvency and bankruptcy; the competitive environment in which the Company operates; acquisition, disposition, development and joint venture risks; property ownership and management risks; the Company’s ability to maintain the Company’s status as a real estate investment trust for U.S. federal income tax purposes; potential environmental and other liabilities; impairment in the value of real estate property the Company owns; the actual and perceived impact of e-commerce on the value of shopping center assets; risks related to our current geographical concentration of the Company’s properties in Texas, Florida, New York, Maryland, Virginia, and North Carolina; civil unrest, acts of terrorism or war, acts of God, climate change, epidemics, pandemics (including COVID-19), natural disasters and sever weather conditions such as hurricanes, tropical storms, tornadoes, earthquakes, droughts, floods and fires that may result in underinsured or uninsured losses; changes in laws and government regulations; governmental orders affecting the use of the Company’s properties or the ability of its tenants to operate; insurance costs and coverage; risks associated with cybersecurity attacks and the loss of confidential information and other business disruptions; other factors affecting the real estate industry generally; and other risks identified in reports the Company files with the Securities and Exchange Commission (the SEC) or in other documents that it publicly disseminates, including, in particular, the section titled Risk Factors in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, and in the Company’s quarterly reports on Form 10-Q. The Company undertakes no obligation to publicly update or revise these forward-looking statements, whether as a result of new information, future events or otherwise.

The information in this Item 7.01 disclosure, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities under that Section. In addition, the information in this Item 7.01 disclosure, including Exhibit 99.1, shall not be incorporated by reference into the filings of the Company under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits.

Exhibit No.	Description
99.1	Presentation Materials of Kite Realty Group Trust, dated February 14, 2022

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KITE REALTY GROUP TRUST

Date: February 14, 2022	By:	/s/ Heath R. Fear
Heath R. Fear
Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit	Document
99.1	Presentation Materials of Kite Realty Group Trust, dated February 14, 2022